UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

CAPITAL AUTOMOTIVE REIT

(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8270 Greensboro Drive, Suite 950
McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 288-3075

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 listed in the following index relate to the Registration Statement on Form S-3 (No. 333-116189) of the registrant and are filed herewith for incorporation by reference in such Registration Statement. In addition, the registrant is filing Exhibits 10.1, 10.2, 10.3 and 10.4, which relate to the registrant’s pre-existing benefit plans.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 21, 2004, among Capital Automotive REIT, Capital Automotive L.P., A.G. Edwards & Sons, Inc., RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

10.1	Capital Automotive Group Phantom Share Purchase Program, as amended (filed herewith)

10.2	Capital Automotive Group Second Amended And Restated 1998 Equity Incentive Plan Stock Option Agreement (filed herewith)

10.3	Capital Automotive Group Second Amended and Restated 1998 Equity Incentive Plan Restricted Share Agreement (filed herewith)

10.4	Capital Automotive REIT Deferred Compensation and Stock Plan for Trustees (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT
By:	/s/ Thomas D. Eckert
Name:	Thomas D. Eckert
Title:	President and Chief Executive Officer

Dated: December 23, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 21, 2004, among Capital Automotive REIT, Capital Automotive L.P., A.G. Edwards & Sons, Inc., RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

10.1	Capital Automotive Group Phantom Share Purchase Program, as amended (filed herewith)

10.2	Capital Automotive Group Second Amended And Restated 1998 Equity Incentive Plan Stock Option Agreement (filed herewith)

10.3	Capital Automotive Group Second Amended and Restated 1998 Equity Incentive Plan Restricted Share Agreement (filed herewith)

10.4	Capital Automotive REIT Deferred Compensation and Stock Plan for Trustees (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)